Liquidity	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
Liquidity	10. Liquidity
The Treasury function is responsible for raising finance for the Group, managing the Group’s cash resources and the financial risks arising from underlying operations. All these activities are carried out under defined policies, procedures and limits, reviewed and approved by the Board, delegating oversight to the Finance Director and Treasury function. The Group has targeted an average centrally managed bond maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling 12-month period.
As at 30 June 2025, the average centrally managed debt maturity of bonds was 10 years (30 June 2024: 9.2 years; 31 December
2024: 9.5 years) and the highest proportion of centrally managed debt maturing in a single rolling 12-month period was 15.3% (30
June 2024: 15.6%; 31 December 2024: 14.8%).
The Group continues to maintain investment-grade credit ratings, with ratings from Moody’s, S&P and Fitch at Baa1 (stable outlook), BBB+ (stable outlook) and BBB+ (stable outlook), respectively. The strength of the ratings has underpinned debt issuance and the Group is confident of its ability to continue to successfully access the debt capital markets. A credit rating is not a recommendation to buy, sell or hold securities. A credit rating may be subject to withdrawal or revision at any time. Each rating should be evaluated separately of any other rating.
In order to manage its interest rate risk, the Group maintains both floating and fixed rate debt. The Group sets targets (within overall guidelines) for the desired ratio of floating to fixed rate debt on a net basis (at least 50% fixed on a net basis in the short to medium term). At 30 June 2025, the relevant ratio of floating to fixed rate borrowings after the impact of derivatives was 26:74 (30 June 2024:
16:84; 31 December 2024: 22:78). Excluding cash and other liquid assets in Canada, which are subject to certain restrictions under
CCAA protection, the ratio of floating to fixed rate borrowings was 20:80 (30 June 2024: 5:95; 31 December 2024: 13:87).
Available facilities
It is Group policy that short-term sources of funds (including drawings under both the US$4 billion U.S. commercial paper programme and £3 billion euro commercial paper programme) are backed by undrawn committed lines of credit and cash. As at 30 June 2025, commercial paper of £700 million was outstanding (30 June 2024: £nil; 31 December 2024: £nil). Cash flows relating to commercial paper issuances with maturity periods of three months or less are presented on a net basis in the Group’s cash flow statement.
At 30 June 2025, the Group had access to a £5.2 billion revolving credit facility. This facility was undrawn at 30 June 2025. In
March 2025, the Group exercised the second of the one-year extension options on the £2.5 billion 364-day tranche of the revolving credit facility. Additionally, £2.7 billion of the five-year tranche remains available until March 2026 reducing to £2.5 billion thereafter and maturing in March 2027.
During the first six months of 2025, the Group refinanced or extended short-term bilateral facilities totalling £1.35 billion. As at 30
June 2025, £100 million was drawn on a short-term basis with £2.6 billion undrawn and still available under such bilateral facilities.
Cash flows relating to bilateral facilities that have maturity periods of three months or less are presented on a net basis in the
Group’s cash flow statement.
In January 2025, the Group entered into a term loan facility of £460 million (equivalent), which was fully drawn as at 30 June 2025.
Issuance, drawdowns and repayments in the period
–In March 2025, the Group repaid a €650 million bond at maturity and accessed the US dollar market under the SEC Shelf
Programme, raising a total of US$2.5 billion across three tranches; and
–In June 2025, the Group repaid two bonds totalling an aggregate amount of US$3.0 billion at maturity.